UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 24, 2009
Ormat Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State of Incorporation)

001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)
(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.	3

Item 9.01 Financial Statements and Exhibits.	4

Signatures	5

Exhibit Index	6

Exhibit 3.1 Amendments of bylaws of registrant

Exhibit 3.2 Bylaws of registrant as amended and restated
EX-3.1: AMENDMENTS OF BYLAWS
EX-3.2: BYLAWS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On February 24, 2009, the Board of Directors of Ormat Technologies, Inc. (the “Company”) adopted and approved, effective immediately, amendments of Section 2.15 of the Company’s bylaws. Among other things, the amendments revise the bylaws to:
     • clarify that the requirements set forth in the bylaws apply to all stockholder proposals and director nominations, other than stockholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended;
     • require stockholders nominating directors to disclose any material monetary agreements and other material relationships between those stockholders (or affiliates or those stockholders) and a director nominee (or affiliates of a director nominee);
     • require director nominees, upon request by the Company, to complete a questionnaire and representation and agreement with respect to their background, any voting commitments or compensation arrangements and their commitment to abide by the Company’s governance guidelines;
     • expand disclosure required by stockholders making proposals or nominations or requesting special meetings to include, among other things, information (for themselves and any beneficial owners of Company stock on whose behalf the nomination or proposal is made) concerning holdings of derivatives or short positions in the Company, any profits interests or other similar types of arrangements, performance-related fees, certain other material interests and relationships that could influence proposals or nominations, and other information that would be required in a proxy statement; and
     • expand disclosures regarding proposed business to include a description of the proposed business and all agreements, arrangements and understandings between proposing stockholders and any other person in connection with the proposed business.
          The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference. The Company’s bylaws, as amended and restated are annexed as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1	Amendments of bylaws

3.2	Bylaws of registrant, as amended and restated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.
By:	/s/ Yehudit Bronicki
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer

     Date: February 26, 2009

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.1	Amendments of bylaws of registrant

3.2	Bylaws of registrant, as amended and restated